J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997



Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020



                                    Re:     Municipal Securities Trust,
                                            Series 1

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 2-62605 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                    Frank A. Ciccotto


FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020



                                    Re:     Municipal Securities Trust,
                                            Series 2


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 2-63595 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                    Frank A. Ciccotto


FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


                                    Re:     Municipal Securities Trust,
                                            1st Discount Series


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 2-73986 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                    Frank A. Ciccotto


FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies




April 30, 1997


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020



                                    Re:     Municipal Securities Trust,
                                            2nd Discount Series


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 2-74227 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                    Frank A. Ciccotto

FAC/trh